
WOODFOREST
KROGER
PHARMACY

1st Quarter 2011

Financial Update

June 6, 2011



Inland American

REAL ESTATE TRUST, INC



Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2010 and any subsequent Quarterly Reports on Form 10-Q include but are not limited to:

- recent disruptions in the financial markets and current economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets resulting from the recent economic downturn and disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future materially impact, our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

Inland American – Who we are?

- One of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc.

- Our diversified portfolio provides stability to over 185,000 stockholders
  - Generates predictable distributions
  - Share value not correlated with the daily volatility of the stock market

- Goals for Inland American management
  - Maximizing long-term stockholder value
  - Capitalizing on opportunities in the real estate industry


TARGET


DULLES
EXECUTIVE
PLAZA



Largest Non-Traded REIT in Industry



As of 12/31/2010
12,000
10,000
8,000
6,000
4,000
2,000
0
Assets In Millions
Source – BlueVault
Inland American
Inland Western
Wells REIT II
Behringer Harvard REIT I
Cole Credit Property Trust II
Hines REIT
Dividend Capital Total Realty
Corporate Property Associates 15

- Our size provides – strength, stability and lower vendor costs
- Over 150 years of management experience

Inland American Real Estate Portfolio

- Diversified portfolio of quality commercial real estate
    - Portfolio mitigates sector risk
    - Wide range of asset types
        - Retail
        - Lodging
        - Apartments
        - Office
        - Industrial / Distribution

- As of 03/31/2011
    - 983 properties
    - 48.6 million square feet of retail, office and industrial space
    - 9,790 multi-family units
    - 15,732 lodging rooms


TARGET


DULLES
EXECUTIVE
PLAZA



Portfolio Diversification - Balances Risk Exposure

Investment Allocation - $12.7B


Core Assets – 88%
Retail – 38%
Lodging – 26%
Office – 18%
Ind / Dist – 10%
Multi-Family – 8%
Marketable Securities 2%
Cash & Other Assets 3%
Joint Ventures & Notes Receivable 5%
Development 2%

Based on Gross Asset Values
Individual portfolio percentages based on Core Assets

Geographic Diversification - Balances Risk Exposure

38 States + Washington D.C.


Washington
Oregon
Idaho
Montana
North Dakota
South Dakota
Wyoming
Minnesota
Wisconsin
Michigan
Maine
VT
NH
New York
Mass.
Conn
R.I.
Pennsylvania
New Jersey
Delaware
Washington D.C.
California
Nevada
Utah
Colorado
Nebraska
Iowa
Illinois
Indiana
Ohio
West Virginia
Virginia
Kansas
Missouri
Kentucky
North Carolina
Tennessee
Oklahoma
Arkansas
South Carolina
Arizona
New Mexico
Texas
Mississippi
Alabama
Georgia
Louisiana
Florida
Less than 2 MSF
+2 - 5 MSF
More than 5 MSF

Texas' economy has performed well during the recession and recovery

Tenant Mix & Stability

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.6%	4.0%
AT&T, Inc.	A -	Office	7.2%	6.3%
Citizens Banks	A-	Retail	3.2%	1.8%
United Healthcare Services, Inc.	NR	Office	2.5%	2.2%
Sanofi-Aventis	AA-	Office	2.5%	1.3%
C&S Wholesale Grocers, Inc.	BB-	Ind / Dist	2.3%	5.4%
Atlas Cold Storage / VersaCold	Private	Ind / Dist	2.0%	3.4%
Stop N Shop	BBB	Retail	1.6%	1.1%
Cornell Corrections / Geo Group	B+	Ind / Dist	1.6%	0.5%
Lockheed Martin Corporation	A-	Office	1.6%	0.6%

74% of Top 10 Revenue Tenants are Rated Investment Grade

*Standard & Poor's Ratings

Retail Portfolio Structure & Performance

- Largest asset class, 38% of core assets
- 736 Properties
- 22.0 M square feet
- 93% Occupancy, stable compared to prior year
- 79% of portfolio is necessity based
- Revenue grew 17%, over 1Q10



KOHL'S



Multi-Family
Ind/Dist
Office
Lodging
Retail
$4.2B
38%



LOWE'S

Retail – Low Lease Expiration



40%
30%
20%
10%
0%
* 2012 should be a more favorable environment for landlords
4.0%
10.2%
6.2%
9.2%
12.0%
2011
2012
2013
2014
2015

Anchor Tenants



STAPLES



BED BATH &
BEYOND



publix



Kroger

Office Portfolio Structure & Performance

- 3rd largest asset class, 18% of core assets
- 94% Occupied
- 69% of portfolio is categorized as high credit
- 47 Properties
- 10.6 M square feet






Multi-Family
Ind/Dist
Retail
Office
$2.0B
18%
Lodging

Office – Low Lease Expiration


* Majority of portfolio is NNN tenants
40%
30%
20%
10%
0%
1.3%
3.5%
6.7%
3.5%
4.0%
2011
2012
2013
2014
2015

Major Tenants

Industrial / Distribution Portfolio Structure

- 4th largest asset class, 10% of core assets
- 64% of portfolio is categorized as high credit
- 73 Properties
- 16.0 M square feet
- 92% Occupied




Home Depot


Ind/Dist
$1.1B
10%
Multi-Family
Retail
Office
Lodging

Industrial / Distribution – Low Lease Expiration



*More than 1M sq ft has already been renewed in 2011
40%
30%
20%
10%
0%
8.0%
5.7%
9.2%
0.2%
4.6%
2011
2012
2013
2014
2015

Major Tenants



Thermo
ELECTRON CORPORATION



THE HOME DEPOT

Lodging Portfolio Structure

- 2nd largest asset class, 26% of core assets
- 54% of the portfolio is branded by Marriott, 38% by Hilton
- 86% of the portfolio is upscale & upper upscale hotels
- 67% average occupancy vs. 59% U.S. average*



Multi-Family
Ind/Dist
Retail
Office
Lodging
$2.8B
26%



HYATT



Hilton
Garden Inn

*Source – Smith Travel Research

Lodging – RevPAR (Revenue per Available Room)



$100
$90
$80
$70
$60
$50
$40
$66
$79
$64
$89
$54
$76
$56
$78
$55
$79
2007
2008
2009
2010
1Q 2011
U.S. RevPAR
Inland American RevPAR

Rev PAR is a performance metric, which is calculated by multiplying a hotel's average daily room rate by its occupancy rate.

Source – Smith Travel Research

Multi-Family Portfolio Structure

- 8% of core assets
- 27 Properties – 9,790 Units
- Average age of properties is 7.9 years
- 91% occupied up 5% over 1Q10






Multi-Family
$899M
8%
Ind/Dist
Retail
Office
Lodging

Multi-Family Development Update

- Attractive construction financing and pricing
- Lease up and rents above forecast for recently completed developments
- 4 developments coming online in the next couple of years (FL, TX, CA, AZ)



Multi-Family & Student Housing Land Holdings
In Ms
$ Invested
$150
$100
$50
$0
$142
$27
$88
$35
2009
2011
Operating
Under Construction
Inventory

Selected Financial Results

	As of and 3 Months Ended 03/31/2011	As of and Year Ended 12/31/2010
Total consolidated assets	$11.2B	$11.4B
Total cash	$150M	$268M
Annualized distribution rate*	5.0%	5.0%
Mortgage payable	$5.5B	$5.5B
Ratio of total mortgage loans to total assets	49%	48%
Weighted average interest rate (per annum)	5.2%	5.1%

Total Distributions Since Inception = $1.6 Billion

***5 percent annualized yield on a share purchase price of $10.00 and a 6.2 percent annualized yield on our estimated per share value of $8.03.**

1Q 2011 Total Revenue Grew 15%

1Q 2011 Revenue


Multi-Family
$25M
Ind/Dist
$23M
Retail
$97M
Office
$48M
Lodging
$133M

Total Revenue $326M

1Q 2010 Revenue


Multi-
Family
$20M
Ind/Dist
$22M
Retail
$82M
Office
$50M
Lodging
$109M

Total Revenue $283M

Manageable Debt Maturities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Fixed
Variable
$485M
$706M
$996M
$281M
$460M
2011
2012
2013
2014
2015

Percentage of Total Assets	4.3%	6.3%	8.9%	2.5%	4.1%

Key Takeaways for Today

- Our diversity provides us opportunities
- We reported solid, improving results
- Our occupancy rates are strong
- We have manageable lease rollover rates
- Lodging and Multi-Family performed above expectations in Q1 and will be a driver of growth in 2011
- Our debt is conservative and manageable


TARGET


DULLES
EXECUTIVE
PLAZA




WOODFOREST
NATIONAL BANK
KROGER
PHARMACY

Q&A Session

June 6, 2011



Inland American
REAL ESTATE TRUST, INC

